Liquidity	6 Months Ended
Jun. 30, 2020
Borrowings [Abstract]
Liquidity

Notes to the Interim Financial Statements

LIQUIDITY

The Treasury function is responsible for raising finance for the Group, managing the Group’s cash resources and the financial risks arising from underlying operations. All these activities are carried out under defined policies, procedures and limits, reviewed and approved by the Board, delegating oversight to the Finance Director and Treasury function.

The Group has targeted an average centrally managed bond maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling 12-month period. As at 30 June 2020, the average centrally managed debt maturity of bonds was 8.9 years (30 June 2019: 8.6 years; 31 December 2019: 9.1 years) and the highest proportion of centrally managed debt maturing in a single rolling 12-month period was 17.4% (30 June 2019: 19.0%; 31 December 2019: 18.6%).

The Group continues to maintain investment-grade credit ratings, with ratings from Moody’s/S&P at Baa2 (stable outlook)/BBB+ (stable outlook), respectively, with a medium-term target of Baa1/BBB+. The strength of the ratings has underpinned debt issuance and the Group is confident of its ability to successfully access the debt capital markets. A credit rating is not a recommendation to buy, sell or hold securities. A credit rating may be subject to withdrawal or revision at any time.

In order to manage its interest rate risk, the Group maintains both floating rate and fixed rate debt. The Group sets targets (within overall guidelines) for the desired ratio of floating to fixed rate debt on a net basis (at least 50% fixed on a net basis in the short to medium term). At 30 June 2020, the relevant ratios of floating* to fixed rate borrowings were 12:88 (30 June 2019: 17:83, 31 December 2019: 18:82) on a net basis.

It is Group policy that short-term sources of funds (including drawings under both the US$4 billion commercial paper programme and £3 billion euro commercial paper programme) are backed by undrawn committed lines of credit and cash.

In March 2020, the Group refinanced the existing two tranche £6 billion revolving credit facility with a new two tranche £6 billion revolving credit facility. This consists of a £3 billion 364-day tranche (with two one-year extension options and a one-year term-out option), and a £3 billion five-year tranche (with two one-year extension options). The facility remains undrawn and no longer contains a financial covenant. Interest cover remains an applicable covenant to the Group’s syndicated term loan at 4.5 times. For the twelve-months to 30 June 2020 this was 7.3 times and this covenant is not expected to inhibit the Group’s operations or funding plans.

In March and April 2020, the Group arranged short-term bilateral facilities with core relationship banks for a total amount of approximately £4.8 billion, strengthening the Group’s liquidity position and further mitigating liquidity risks during the COVID-19 crisis. At 30 June 2020, a total amount of approximately £1.2 billion was drawn down under the facilities. These facilities provide an alternative source of cost-effective short-term funding for the Group.

In April 2020, the Group accessed the US dollar market under its SEC Shelf Programme, raising a total of US$2.4 billion across three tranches as follows: US$900 million maturing in 2027, US$1 billion maturing in 2030 and US$500 million maturing in 2050. Also, in April 2020, the Group accessed the European market under its Euro Medium-Term Notes (EMTN) Programme, raising a total of €1.7 billion across two tranches as follows: €850 million maturing in 2024 and €850 million maturing in 2028. In June 2020, the Group raised £500 million in the sterling market under its EMTN Programme, with a maturity date in 2028. The Group also accessed the US and European commercial paper markets, with a total amount of £224 million outstanding at 30 June 2020.

These financing activities ensure that the Group has sufficient liquidity to service debt and other obligations.

In May and June 2020, the Group repaid US$750 million and US$771 million bonds, respectively, at maturity. Subsequent to the balance sheet date, in July 2020 the Group repaid a €600 million bond and a £1,929 million term loan that had maturity dates in July 2020.

* In relation to the Group’s floating rate borrowings and hedge instruments, there is exposure to uncertainty arising from changes in the USD LIBOR, EURIBOR and GBP LIBOR benchmarks. The Group believes that its contracts with interest rates based on these benchmarks adequately provide for alternate calculations of interest in the event that they are unavailable. The Group believes that any resulting ineffectiveness consequent to the Interest Rate Benchmark Reform is likely to be immaterial. Although these calculations may cause an administrative burden, the Group does not believe that these would materially adversely affect the Group or its ability to manage its interest rate risk.